SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Filed Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 1, 2003

PRINTRONIX, INC.

(Exact name of issuer as specified in its charter)

DELAWARE	0-9321	95-2903992
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14600 Myford Road, P.O. Box 19559, Irvine, California	92623
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 368-2300

Former name or former address, if changed since last report: Not Applicable

Item 7. Exhibits.

        (C.)  Exhibits

                99.   Press release of Printronix, Inc. dated May 1, 2003

Item 9. Regulation FD Disclosure.

     On May 1, 2003, Printronix, Inc. issued a press release announcing its fourth quarter and fiscal year 2003 results. A copy of the Company’s release announcing these financial results and certain other information is attached as Exhibit 99 to this Current Report on Form 8-K.

     The information furnished under Item 9. Regulation FD Disclosure is intended to be furnished under Item 12. Results of Operations and Financial Condition.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2003	Printronix, Inc.

	By:	/s/ George L. Harwood

George L. Harwood,
Senior Vice President,
Finance & IT, Chief
Financial Officer and
Secretary

EXHIBIT INDEX

Exhibit Number	Description

99	Press release of Printronix, Inc. dated May 1, 2003